UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)      SEPTEMBER 17, 1999



                           DELTA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                   1-12109                 11-33336165
     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)               ID Number)
      incorporation)

    1000 WOODBURY ROAD, SUITE 200, WOODBURY, NEW YORK          11797-9003
        (Address of principal executive offices)               (Zip Code)


   Registrant's Telephone Number, including area code:        516-364-8500



                             N/A
-------------------------------------------------------------------------
    (Former name or former address, if changed since last report)

Item 5.   Other Events.

     On September 17, 1999, Delta Funding Corporation ("Delta"), a wholly owned subsidiary of Delta Financial Corporation, finalized the terms of a settlement with the New York State Banking Department (the "NYSBD") and the Office of the Attorney General of the State of New York concerning some of Delta's lending practices (the "Settlement"), evidenced by that certain (a) Remediation Agreement by and between Delta and the NYSBD, dated as of September 17, 1999 and
(b) Stipulated Order on Consent by and among Delta, the Company and the NYOAG, dated as of September 17, 1999. The Stipulated Order on Consent settles a lawsuit filed in August 1999 by the NYOAG against Delta, the Company and others, As part of the Settlement, Delta will, among other things, implement agreed upon changes to its lending practices; provide reduced loan payments aggregating $7.25 million to certain borrowers identified by the NYSBD; and create a fund of approximately $4.75 million to be financed by the grant of 525,000 shares of Delta Financial's common stock valued at a constant assumed price of $9.10 per share, which approximates book value. The proceeds of the fund will be used, for among other things, to pay for a variety of consumer educational and counseling programs. The Remediation Agreement and Stipulated Order on Consent are filed herewith as Exhibits 10.1 and 10.2, respectively.

     The Remediation Agreement and Stipulated Order on Consent supersede the Company's previously announced settlements with the NYOAG and the NYSBD. The Company contemplates the United States Department of Justice (the "DOJ") joining this global settlement, and is negotiating the terms of a settlement agreement with the DOJ in that regard.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements

      None.

(b) Pro Forma Financial Statements

      None.

(c) Exhibits

10.1 Remediation Agreement between Delta Funding Corporation and the New York State Banking Department
10.2 Stipulated Order on Consent by and between Delta Funding Corporation, Delta Financial Corporation and the Office of the Attorney General of the State of New York

                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    DELTA FINANCIAL CORPORATION

                                    By:   /S/ MARC E. MILLER
                                          ------------------------
                                    Name: Marc E. Miller
                                          Title: Senior Vice President


Dated: September 22, 1999

                                 EXHIBIT INDEX

EXHIBIT                        DESCRIPTION

10.1 Consent Agreement between Delta Funding Corporation and the New York State Banking Department.
10.2 Stipulated Order on Consent by and between Delta Funding Corporation, Delta Financial Corporation and the Office of the Attorney General of the State of New York.